Exhibit 99-1
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LAND AND ENTITLEMENT PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT ("Agreement") is made and entered into as of September 22nd 2016, by and between Tahoe Stateline Venture, LLC ("Seller"), and Jianping Pan, Kawana Holdings LLC and/or nominee (collectively, "Buyer") or assignee with reference to the following:

1.
Purchase and Sale.  Upon all the terms and conditions contained in this Agreement, Buyer hereby agrees to purchase from Seller, and Seller hereby agrees to sell to Buyer, that certain real property consisting of approximately  6.5 acres at street level, 8.0 acres at garage level, 8.0 acres of airspace, plus a portion of common area thereto, of land and entitlements in the City of South Lake Tahoe, California (the "City"), commonly known as The Chateau at the Village, as delineated in Exhibit A attached hereto (the "Project"). Purchase shall include all or a portion thereto of APN#s 029-066-21 (air rights and parking only pertinent to this APN; not including existing retail  and all or a portion of APN# 029-061-01, 02, 08, 09, 10, 11, 12, 13, 14, 15 and all or a portion of APN #029-062-02, 03, 14 & 22 (the "Property"). (Final parcels to be created and recorded with new subdivision map, including air rights, to be approved by both Buyer and Seller prior to Close of Escrow [as hereinafter defined]). Purchase shall also include the approved 365 TAU's per Exhibit A, plus 22 additional TAU's owned by Seller, for a total of 387 TAU's to be transferred to Buyer at Closing (as hereinafter defined). In addition to the above APN#s, Buyer is purchasing all parking, parking garages/structures, Buyer is also purchasing the entry way between the two Chateau retail buildings (APN#s 029-066-21) and the landing that goes from the entryway down to the parking garage. New APN#s for this area and the garage/parking level to be provided with new Tentative Map.  Seller is to retain ownership of the area in the parking garage known as "Future Night Club Site" These areas to be identified in colored highlights on the draft Tentative Map. Draft map and legal descriptions to be provided to escrow officer prior to close of escrow in order to determine legal transfer of title.

2. Escrow.  Within Seven (7) business days after the date this Agreement has been signed and delivered by and between the parties hereto, an escrow ("Escrow") shall be opened with Escrow Officer Peggy Sue Lane with First American Title Company ("Escrow holder"), by Buyer delivering a fully executed copy of this Agreement to Escrow holder along with the Initial Deposit referred to in Section 4(a) below. Seller, upon execution of this Agreement, and at Seller's expenses, shall deliver to Buyer any documents regarding the Property in Seller's possession (as more specifically described in subsection 6(d) (vii) of this Agreement).

3. Closing and Extension of Escrow.  The terms "Closing" and "Close of Escrow" shall mean the completion of the purchase, exchange of money and documents, recording of the Grant Deed (the "Deed") and delivery of possession of the Property to Buyer. In order for Seller to be bound by the Purchase Price (as hereinafter defined) terms set forth in Section 4 of this Agreement, the Closing shall take place through Escrow upon satisfaction (or waiver by the appropriate party) of all conditions to Closing set forth herein on November 18th, 2016, or within seven (7) business days after the approval by the City of the Tentative Map for the Project, whichever occurs later, (the "Closing Date").  In the event that the Closing does not occur by December 31, 2016, the Closing shall occur within seven  (7) business days after the approval by the City of the Tentative Map for the Project or  March 31st, 2017, and subject to Buyers ability to close escrow with accurate legal descriptions, or a determination is made by Buyer and First American Title Company that sufficient legal documentation of all rights being purchased,  whichever occurs sooner, and in either case, the entire Purchase Price in excess of the Deposit (as hereinafter defined) shall be due and payable at the Closing.

4. Purchase Price.  The total purchase price ("Purchase Price") for the Property shall be Forty-Five Million and Five Hundred Thousand Dollars ($45,500,000). Purchase Price shall be paid into escrow as follows:

(a)The sum of Five Hundred Thousand Dollars ($500,000), "Initial Deposit", to be delivered to Escrow holder in the form of a cashier's check or wire within (3) business days after the execution of this Agreement by both parties. In the event Buyer fails to deposit the foregoing sum with Escrow holder, the Escrow shall be deemed automatically canceled and this Agreement shall terminate.

    (b)The sum of Twelve Million Five Hundred Thousand  Dollars ($12,500,000) to be deposited into Escrow (the "Additional Deposit) in cash on or before November 18, 2016, which together with the Initial Deposit of Five Hundred Thousand   Dollars ($500,000), shall constitute Buyer's cash payment obligation at Closing and (shall be hereinafter collectively referenced as the "Deposit").  Upon the City's approval of the tentative map for the Project, the Deposit shall be non-refundable as to Buyer (except in the event of a breach or default by Seller under this Agreement or in the event that Seller is unable to deliver title to the Property to Buyer at the Closing in the condition required by this Agreement) but applicable to the Purchase Price at the Close of Escrow.  At the Closing, Buyer shall receive a credit against the Purchase Price for the full amount of the Deposit.  Escrow holder shall invest and reinvest, the Deposit as so instructed by Buyer.  In the event that Buyer fails for whatever reason to deposit into Escrow the Additional Deposit by November 18, 2016, the Escrow shall be deemed canceled and this Agreement shall be deemed terminated as of said date, and the provisions of Subsection 9(b) shall be applied. If the Seller has not been able to obtain a Tentative Map or legal descriptions of the parcels in question that allows a legal transfer of title that is acceptable to the buyer by November 15th 2016, the buyer shall deposit $12,500,000.00 Twelve Million, Five Hundred Thousand Dollars into escrow on or before November 18th 2016. Money to remain in escrow until legal description of the parcels in question acceptable to the Buyer has been obtained, or a Tentative Map has been filed. Once acceptable legal descriptions or a Tentative Map are finalized all escrow money is to be immediately released to Seller and the Close of Escrow shall occur.

(c)Seller Financing:  Buyer shall execute a note (the "Note") and deed of trust (the "Deed of the Trust") in favor of the Seller in the amount of Thirty-Two Million Five Hundred Thousand dollars ($32,500,000), bearing interest at the rate of point seven five percent (.75%) per annum, to be accrued and be all due and payable within (6) six months after the Closing Date, or on or before March 31, 2017 whichever occurs first. The Note shall be considered due on sale of the Property, with no pre-payment penalty and shall not subordinate to a construction loan unless otherwise agreed to in advance in writing by Seller. Draft of the Note and Deed shall be reviewed and approved by Buyers on or before November 1st 2016.

5. Cost and Prorations.

a.
Seller to credit Buyer $3,000,000 (Three Million) dollars at closing as a one-time non-recurring closing cost (the "Seller Credit"). Nominee and account information to be provided to escrow holder prior to close of escrow.  Buyer shall pay the cost of the commission to Sierra Sotheby's International, Broker Vince Scott.

        (b)Buyer and Seller each shall pay one-half (1/2) of all Escrow fees, conveyance or transfer fees or taxes, and recording costs.

(c)Seller shall pay the cost of any documentary and transfer tax fees.

(d)Seller shall pay the cost of the policy of title insurance referred to in Section 6 (b) below.

(e)Buyer and Seller shall each bear their own respective legal and accounting costs outside of Escrow.

(f)All non-delinquent real property taxes (including and non-delinquent general and special bonds and assessments) on the Property (based upon the latest available tax information) shall be prorated through Escrow between Buyer and Seller as of the Closing using the customary escrow procedures for El Dorado County, California.

(g)All other costs or expenses not otherwise provided for in this Agreement, if any, shall be apportioned or allocated between Buyer and Seller in the manner customary in El Dorado County, California.

6. Conditions to Closing.  The obligations of Seller and Buyer to complete the purchase and sale of the Property are subject to satisfaction (or waiver by the appropriate party) of the following conditions at or prior to Closing:

(a)Transfer and Possession.  Seller shall deliver into Escrow the executed and recordable Deed in form sufficient to convey good and marketable title to the Property to Buyer, subject only to the matters described in Subsection 6(b) of this Agreement. When all required funds and instruments have been deposited into Escrow by the appropriate parties, and when all other conditions to Closing have been fulfilled (or waived by the appropriate party), Escrow holder shall deliver said funds, the Note and the Deed of Trust to Seller and cause to be recorded such Deed, whereupon Buyer shall be entitled to possession of the Property.

(b)Title.  Escrow holder shall be prepared or committed to deliver to Buyer CLTA policy of title insurance, dated as of the Closing, insuring Buyer in an amount equal to the Purchase Price, and showing title vested in Buyer subject only to:

(i)Non-delinquent real property taxes (including and non-delinquent general and special bonds or assessments);

(ii)The printed exceptions contained in the foregoing title insurance policy;
All other matters approved in writing by Buyer; and

(iii)All matters shown on current preliminary title report, dated within thirty (30) days of the date of this Agreement; excepting only such matters as Buyer may have expressly disapproved by giving written notice to Seller through Escrow within five (5) business days after Buyers acknowledged receipt of: (aa) such report and (bb) full copies of all instruments (other than tax bills) referred to therein. Buyer's failure to disapprove any such item by giving such notice to Escrow holder within the foregoing period shall constitute irrevocable approval of all such items.

(c)Buyers Investigation.  Buyer shall have until October 3, 2016 or sooner after execution of this Agreement by both parties to conduct feasibility, toxic studies, geo-tech studies, structural studies, TRPA and CSLT permit conditions for Buyers intended purposes (the "Due Diligence Period") at Buyer's sole cost. In the event Buyer, in Buyer's sole opinion, deems any items unacceptable within the Due Diligence Period, Buyer shall so notify Seller in writing. This Agreement shall then terminate and the Deposit shall be returned to Buyer by Escrow holder, less any fees and/or costs of Escrow holder, which shall be paid by Buyer and Seller as set forth in this Agreement. Buyer retains the right to terminate this Agreement for any reason within the Due Diligence Period, which expires on Monday October 3, 2016 at 5:00pm Pacific Standard Time.  Upon such termination, neither Buyer nor Seller shall have any further obligations, duties or liabilities under this Agreement, except those that specifically survive such termination. Tentative Map and Parking Agreement shall be excluded from this diligence period.

(i)Seller hereby grants to Buyer and to Buyer's agents, engineers, contractors, representatives and employees effective during the term of this Agreement, the right to enter, at any time prior to the Close of Escrow or earlier termination of this Agreement, upon the Property for purposes of performing, at Buyer's expense, an ALTA, boundary, and/or other survey; engineering studies, hazardous material and soils tests; and such other feasibility studies and inspections discretion (collectively, "Investigations").  All Investigations shall be at the sole expense of Buyer, who shall be responsible for restoring the Property to substantially the same condition it was in prior to said Investigations.  Buyer shall not conduct any invasive testing of any kind except with Seller's written permissions Buyer shall defend, indemnify and hold harmless Seller from any and all liabilities, claims, and damages for property damage and personal injury that Seller may incur caused by the acts, errors or omissions of Buyer and/or Buyer's agents in furtherance of any Investigations.  Buyer's indemnification obligations under this Subsection 6(c) shall survive one (1) year from the earlier of (A) the Close of Escrow or (B) any termination of this Agreement.  Buyer shall obtain and maintain commercial general liability insurance in a form and amount satisfactory to Seller which shall cover and insure all claims, perils or damages which could arise out of Buyer's or Buyer's consultants and contractors entrance, operations and investigations on the Property.  Buyer shall cause Seller to be named as an additional insured under such policy(ies) of insurance. Certificates of insurance and applicable endorsements evidencing such coverage for the benefit of Seller shall be delivered to Seller prior to Buyer's (or Buyer's consultant[s]) entry upon the Property.

(d)Additional Conditions to Closing.

(i)Execution of this Agreement in form and substance satisfactory to Buyer or its counsel and Seller or its counsel.

(ii)Buyer's approval of all TRPA, City permit conditions, EIS reports, plans, permits, studies and TRPA Summary (Exhibit A) and Property Data Sheet (Exhibit B) of the Property provided by Seller.

(iii)Buyer receiving certificates, third party TRPA consultant Gary Midkiff Associates, and other instruments and documents customarily delivered in transactions similar in nature to the transaction contemplated hereby, including, but not limited to, subdivision map approval, joint parking agreements, review and approval of project C.C.R's, allocation of impervious coverage, loss mitigation plan in the event of fire or other disaster, tenant lease agreements and estopple certificates, disclosures to tenants and buyers of construction schedules and disruption of services thereto and the overall willingness of the TRPA and City to approve buyers intended uses within the framework of the existing permit.

(iv) An acceptable joint use parking agreement between the parties whereby Buyer shall own and control all parking.  Buyer agrees to provide a maximum of fifty-four (54) parking spaces for Zalanta/Chateau retail tenants. Buyer shall retain the right to charge Zalanta/Chateau tenants for parking at commercially reasonable rates as outlined in the HOA or Parking Agreement... Buyer hereby acknowledges and agrees that the Thirty (30) Zalanta condominium owners shall be allowed to utilize a designated portion of the property for parking until such time as the Zalanta phase II parking garage is completed and ready for use, or a maximum of twenty-four (24) months, whichever occurs first.  This agreement for the Zalanta parking shall remain in effect for no more than twenty-four (24) months from close of escrow. Buyer to review Parking Agreement within (7) days of receipt of draft agreement from Buyers Attorney. Buyer will notify Seller If terms are acceptable or if the agreement needs revisions, buyer will notify seller within the 7 days.

(v)An acceptable subdivision map and legal description of the "air rights" for units developed above the current retail. Including insurance and redevelopment plan in the event of fire or other natural disaster.

                          (vi)Buyer may at its option request an extended coverage ALTA title insurance policy for the Property. The difference in the cost from the title insurance policy and the extended coverage title insurance policy shall be split 50/50 between Buyer and Seller.

(vii)Seller to furnish to Buyer copies of documents regarding the Property that are currently in Seller's possession, including, but not exclusive to any geotechnical studies, environmental studies, plans, permits and documents regarding maps.

(viii)Seller and Buyer will share equally in the costs related to the C.C.R's, Parking Agreements, Subdivision Maps or Legal Agreements related to the retail portion and air rights tentative map for the Project. Neither party shall unreasonably deny, or fail to cooperate with, hinder, slow down or obstruct the intended uses of the other party. Parties shall act in good faith in a mutually beneficial manner whenever possible.

(ix)Seller and Buyer will mutually agree that Seller's attorney shall prepare the draft Subdivision Map, C.C.R's, HOA documents for the project for Buyer's review and approval prior to expiration of Due Diligence Period.

(x)In the event, Buyer terminates this Agreement, Buyer will deliver to Seller copies of all studies and reports pared by and/or on behalf of Buyer regarding the Property and the transaction contemplated by this Agreement within seven (7) days of such termination.

(xi)Should Buyer wish to assign their rights to this Purchase Agreement, the assignee and any agreement of assignment shall be approved in writing by Seller. But shall not be unreasonably withheld.  This does not preclude Buyer from bringing in partners and operators, or entering into agreements prior to Close of Escrow.

                         (xii)      In the event Seller elects to sell the remaining 60 Zalanta units, Buyer and Seller agree to negotiate in the future the terms of a right of first refusal agreement, without any obligation on Sellers part to grant such right. In addition, Buyer shall have the first right of refusal to lease the Zalanta sales office located in the Chateau at the Village, if Seller vacates the premises, for a term and rate comparable to similar retail spaces in the Chateau project.

                         (xiii)Seller and Buyer agree to work together to share in the maintenance of the improvements constructed on the Property as of the Closing Date.  Seller acknowledges and agrees that it will be solely responsible, prior to Closing, for the maintenance of any additional improvements constructed and/or placed on the Property, including, without limitation, the storm water management related to the Property and/or the Project.

7. Title & Warranties. Subject to the provisions of Section 11 of this Agreement, Seller hereby represents warrants and covenants as follows:

(a)Seller has full power and authority to enter into and perform this Agreement in accordance with its terms.

(b)Seller has not received notice of any defaults under the First Note and/or First Deed of Trust.

(c)Prior to Close of Escrow, Seller shall maintain the Property in accordance with its established practices.

(d)Except for service or maintenance contracts with the HOA, or as disclosed by Seller prior to execution hereof, there are no management, employment, service, or maintenance contracts or other similar agreements which will affect Buyer or the Property subsequent to the Close of Escrow.

(e)Seller has no actual knowledge of any claim, litigation, proceeding or governmental investigation pending against or relating to the Property, and Seller does not have any belief that there is basis for any such claim, litigation, other proceeding or governmental investigation.

(f)Seller has no actual knowledge of any notice of violation of any applicable zoning regulation or ordinance or other law, order, ordinance, rule regulation, code, or requirement, or of any covenant, condition, or restriction affecting or relating to the construction, use or occupancy of the Property.

(g)Seller has no actual knowledge that the subject Property does not conform to all applicable zoning regulations and ordinances affecting or relating to the construction, use or occupancy of the Property.

(h)Seller has no actual knowledge of any encroachments onto the Property of improvements located on any adjoining property, or of any improvements located on the Property encroaching onto adjoining property, excepts as disclosed by survey.

(i)Seller has no actual knowledge of any intended public improvements which will result in any charge being levied or assessed against, or in the creation of any lien upon the Property accept as those contained in the preliminary title report.

(j)Seller has no actual knowledge of any pending or contemplated condemnation of the Property, or any part thereof.

(k)To the extent of Seller's actual knowledge, all utilities including, but no limited to, gas, electricity, water, sewage, and telephone are currently available to the Property. Seller makes no warranty or representation as to the future availability of such utilities services.

(l)Seller has no actual knowledge of any fact or condition which will result in the termination of the present access to or from the Property and any existing highways and roads.

(m)Seller has no actual knowledge of any attachments, executions, or assignments for the benefit of creditors or voluntary or involuntary proceedings in bankruptcy pending against Seller.

(n)Seller has no actual knowledge of any order or directive of the applicable Department of Building Safety, Health Department, or any other City, County, State, or Federal authority that any work or repair maintenance or improvement be performed on the Property.

(o)If Seller or Buyer discovers any fact not now known to the Seller that would make any warranty or representation contained herein untrue, that party will immediately give notice to the other and the Buyer shall have as its sole remedy the right to terminate this Agreement.

(p) With respect to the documents, information, and records provided by Seller to Buyer pursuant to the terms of this Agreement, Seller represents and warrants that it has no actual knowledge of any inaccurate information contained is said documents, information and records, except as otherwise disclosed to the Buyer in writing.

(q)Certain principal(s) of both Buyer and Seller may possess Real Estate Broker's/Salesman's Licenses.

(r)To the best of Seller's knowledge the Property does not and has never contained any hazardous or toxic wastes, without limitation, under any applicable federal, state or local laws or regulations.

(s)Buyer shall receive such mineral, gas and oil rights of the Property to the extent owned by Seller as part of the purchase of the Property.

8.AS IS SALE.  BUYER REPRESENTS, WARRANTS AND COVENANTS TO SELLER THAT BUYER WILL, DURING THE DUE DILIGENCE PERIOD, INDEPENDENTLY AND PERSONALLY INSPECT THE PROPERTY AND IMPROVEMENTS, IF ANY, AND THAT BUYER HAS ENTERED INTO THIS AGREEMENT BASED UPON ITS RIGHTS AND INTENTIONS TO MAKE SUCH PERSONAL EXAMINATION AND INSPECTION.  BUYER AGREES THAT BUYER WILL ACCEPT THE PROPERTY, IN ITS THEN CONDITION AS-IS AND WITH ALL ITS FAULTS, INCLUDING, WITHOUT LIMITATION, ANY FAULTS AND CONDITIONS SPECIFICALLY REFERENCED IN THIS AGREEMENT.  NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF, BUYER ACKNOWLEDGES AND AGREES THAT, EXCEPT AS SPECIFICALLY PROVIDED IN THIS AGREEMENT, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO THE CONDITION OF THE PROPERTY OR THE VALUE OF THE PROPERTY; BUYER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY AND REVIEW INFORMATION AND DOCUMENTATION AFFECTING THE PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND REVIEW OF SUCH INFORMATION AND DOCUMENTATION, AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT ANY INFORMATION MADE AVAILABLE TO BUYER OR PROVIDED OR TO BE PROVIDED BY OR ON BEHALF OF SELLER WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION EXCEPT AS MAY OTHERWISE BE PROVIDED HEREIN.  BUYER AGREES TO FULLY AND IRREVOCABLY RELEASE ALL SUCH SOURCES OF INFORMATION AND PREPARERS OF INFORMATION AND DOCUMENTATION TO THE EXTENT SUCH SOURCES OR PREPARERS ARE SELLER AND ITS EMPLOYEES, OFFICERS, PARTNERS, REPRESENTATIVES, AGENTS, SERVANTS, ATTORNEYS, AFFILIATES, PARENT COMPANIES, SUBSIDIARIES, SUCCESSORS OR ASSIGNS FROM ANY AND ALL CLAIMS THAT THEY MAY NOW HAVE OR HEREAFTER ACQUIRE AGAINST SUCH SOURCES AND PREPARERS OF INFORMATION FOR ANY COSTS, LOSS, LIABILITY, DAMAGE, EXPENSE, DEMAND, ACTION OR CAUSE OF ACTION ARISING FROM SUCH INFORMATION OR DOCUMENTATION.  SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY OF THE FOREGOING ENTITIES AND INDIVIDUALS OR ANY OTHER INDIVIDUAL OR ENTITY.  BUYER FURTHER ACKNOWLEDGES AND AGREES THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS-IS" CONDITION AND BASIS WITH ALL FAULTS, AND THAT SELLER HAS NO OBLIGATIONS TO MAKE REPAIRS, REPLACEMENTS OR IMPROVEMENTS EXCEPT AS MAY OTHERWISE BE EXPRESSLY STATED HEREIN.

_____________
Buyer's Initials

(a)Release by Buyer.  Except for Seller's breach of any of the representations and warranties expressly made by Seller in this Agreement, subject to the qualifications set forth in this Agreement or in the Deed and except for claims that by the express terms of this Agreement survive Closing, Buyer, on behalf of itself and its successors and assigns respecting the Property (including every natural person, firm, association, organization, partnership, business trust, corporation, limited partnership, public entity or other form of entity (collectively, "Persons") who at any time after the Closing owns, occupies or possesses any portion of the Property) (collectively, "Releasors"), does hereby, on and as of the Closing Date to the maximum extent permitted by law, waive, release and forever discharge Seller, and all members, managers, shareholders, directors, officers, partners, successors, employees, accountants, attorneys, agents and representatives of Seller (collectively, the "Releasees") from any and all claims, actions, causes of action, demands, liabilities, damages, costs, expenses, or compensation whatsoever, whether direct or indirect, known or unknown, foreseeable or unforeseeable (including, but not limited to, any economic damages, damages to or destruction of property, personal injuries and injury to or death of any person) which:  (a) any Releasor may have at the Closing on account of, or in any way arising out of, or connected with, the Property or any portion of the Property; or (b) which may arise after the Closing on account of, or in any way arising out of, or connected with, the condition, value, title and/or feasibility for Seller's purposes of the Property.  Buyer, on behalf of itself and all Releasors, waives all rights, benefits and protections, except in the event and to the extent of any intentional or willful non-disclosure of material facts concerning the Property by Seller, Buyer, on behalf of itself and all Releasors, waives all rights, benefits and protections of California Civil Code Section 1542 and all similar law.

"A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR."

Buyer acknowledges that Buyer is represented by counsel of its choosing and that Buyer understands the significance of executing this Agreement and the general release of claims set forth above.

_____________________
Buyer's Initials

9. Time of Essence and Escrow Cancellation.  Time is of the essence of every provision of this Agreement in which time is an element. If not executed by September 30, 2016, this Purchase Agreement will expire.

(a)Seller's Failure.  If Seller fails to deposit a recordable Deed pursuant to Section 6(a) of this Agreement, or Seller cannot by the Closing convey title to the Property subject only to the matters described in Section 6(b) of this Agreement, then Buyer at its option may terminate this Agreement and cancel the Escrow by giving written demand to Seller and Escrow holder within the applicable period or periods provided above. Thereupon:

(i)Escrow holder shall promptly return to Buyer the Deposit and Escrow holder shall return all other instruments to the parties who deposited the same;

(ii)All title and Escrow cancellation charges shall be shared equally by Buyer and Seller; and

(iii)Each party shall be fully and completely excused and released from any further obligations hereunder or liability of any nature or amount whatsoever to the other party, except with respect to any obligations under this Agreement which survive its termination.

(b)Buyers Failure.  If Escrow does not close by the sooner to occur of seven (7) business days after the approval by the City of the tentative map for the Project or March 15, 2017, due to Buyer's acts, errors, breaches, defaults or omissions s, then Escrow holder is irrevocably instructed to deliver the Deposit, and any and all proceeds from the investment of the Deposit and other funds deposited into Escrow by or on behalf of Buyer, to Seller as liquidated damages for Buyer's failure to close Escrow as required under this Agreement or otherwise complete the purchase contemplated under this Agreement.  It is acknowledged by Buyer and Seller that the damages which Seller would sustain would be impracticable or extremely difficult to fix or determine. Buyer and Seller agree that Seller's economic detriment resulting from the removal of the Property from the real estate market and other activities in furtherance of this Agreement would be extremely difficult to ascertain. Accordingly, Buyer and Seller agree that the Deposit required herein is  a reasonable estimate of Seller's damages. Due to the special nature of negotiations which preceded acceptance by Seller of Buyer's offer to acquire the Property, the parties acknowledge that the actual damages caused Seller by the failure of the Closing to occur as and when required under this Agreement  would be extremely difficult to establish. In addition, Buyer shall pay all title and escrow cancellation charges. By placing their initials below, Buyer and Seller acknowledge that they have read, understood, and agreed to be bound by this liquidation damages provision.
______________ Seller's Initials	____________ Buyers Initials

10. Further Documents and Acts.  Each of the parties hereto agrees to cooperate in good faith with the other, and to execute and deliver such further documents and perform such other acts as may be reasonably necessary or appropriate to consummate and carry into effect the transaction contemplated under this Agreement.

11. Survivability.  All covenants of Buyer and Seller which are expressly intended hereunder to be performed in whole or in part after the Closing, and all representations, warranties and indemnities owed to Seller by Buyer, shall survive the Closing and shall be binding upon and inure to the benefit of the respective parties hereto and their respective heirs, successors and permitted assigns. Any and all representations and/or warranties of Seller set forth in this Agreement shall survive only through the Closing Date, and thereafter shall be null and void and of no further force or effect.  Any agreements, understandings, warranties or representations not expressly contained herein shall in no way bind either Seller or Buyer. Seller and Buyer each expressly waive any right of rescission and all claims for damages by reason of any statement, representation, warranty, promise and/or agreement, if any, not contained in or attached to this Agreement.

12. Eminent Domain Proceedings.  If at any time during the Escrow period the Property or any portion thereof is threatened with condemnation, or legal proceedings are commenced under the power of Eminent Domain or Force Majeure, Seller shall forthwith notify Buyer. Thereupon, if a substantial portion (i.e., at least ten percent [10%]) of the Property is so threatened, Buyer may terminate this Agreement and cancel Escrow by giving written notice to Escrow holder and Seller. If there be no such termination, then the parties shall cooperate with the other during the course of any such proceedings or threat thereof, and shall furnish to the other full copies of all pleadings, correspondence, documents, and other data concerning the same. Seller shall make all reasonable efforts to postpone any definitive proceedings, including, without limitation, a trial on the merits of the case, until after the Closing. Buyer at his expense shall be in control of any such condemnation proceedings or threat thereof during the Escrow period, but shall deal through Seller or consult with Seller prior to making any substantial negotiations or communications with public agencies or any substantial decisions affecting such proceedings or threat thereof. All court costs, appraisal fees and other expenses paid or incurred by Buyer in connection with such proceedings shall be entitled to retain all condemnation proceeds.

13. Broker's Commissions.  The parties acknowledge that the sale of the Property is subject to a brokerage commission of Eight Hundred Fifty Thousand Dollars ($850,000). Said commission shall be payable by Buyer per agreement in full upon Close of Escrow to Sierra Sotheby's International, California Broker-Vince Scott.

Except as expressly set forth above, Seller and Buyer each represent to the other that, to the best of their knowledge, no brokerage commission, finder's fee or other compensation of any kind is due or owing to any person or entity in connection with the transactions covered by this Agreement. Each party agrees to and does hereby indemnify and hold the other harmless from and against any and all costs, liabilities, losses, damages, claims, causes of action or proceedings which may result from any broker, agent or finder, licensees or otherwise, claiming through, under or by reason of the conduct of the indemnifying party in connection with this transaction.

14. Waiver, Consent and Remedies.  Either party may specifically and expressly waive in writing any portion of this Agreement or any breach thereof, but no such waiver shall constitute a further or continuing waiver of any preceding or succeeding breach of the same or any other provision. The consent by one party to any act by the other for which such consent was required shall not be deemed to imply consent or waiver of the necessity of obtaining such consent for the same or any similar acts in the future. No waiver or consent shall be otherwise specified in the Agreement. All rights, remedies, undertakings, obligations, options, covenants, conditions, and agreements contained in this Agreement shall be cumulative and no one of them shall be exclusive of the other.

15. Attorney's Fees.  In the event of any declaratory or other legal or equitable action instituted between Seller and Buyer in connection with this Agreement, then as between Buyer and Seller the prevailing party shall be entitled to recover from the losing party all of its or his costs and expenses including, but not limited to, court costs and reasonable attorney's fees in addition to any and all other damages which may be recoverable by such prevailing party.

16. Notices. Any notice, request, demand, consent, approval or other communication required or permitted hereunder or by law shall be validly given or made only if in writing and delivered in person to the other party or to an officer or duly authorized representative of the other party or deposited in the United States mail, duly certified or registered (return receipt requested), postage prepaid, addressed to the party for whom intended, as follows:

If to Seller:Tahoe Stateline Venture, LLC
Attn:  Bill Owens
C/O Owens Financial Group, 2221 Olympic Blvd.
Walnut Creek, CA 94595

If to Buyer:Jianping Pan, Kawana Holdings LLC
Will Oswald/Tony Ye
or
C/O Vince Scott,
Sierra Sotheby's
International
570 Lakeshore Blvd.
Incline Village, NV
89451

Any party may from time to time, by written notice to the other, designate a different address which shall be substituted for that specified above. If any notice or other document is sent by mail as aforesaid, the same shall be deemed fully delivered and received forty-eight (48) hours after mailing as provided above.

17. Gender and Number.  In this Agreement (unless the context requires otherwise), the masculine, feminine and neither genders and the singular and the plural shall be deemed to include one another as appropriate.

18. Entire Agreement.  This Agreement and its exhibits constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and the final, complete and exclusive expression of the terms and conditions thereof. All prior agreements, representations, negotiations, and understandings of the parties hereto, oral or written, express or implied, are hereby superseded and merged herein.

19. Captions.  The captions used herein are for convenience only and are not a part of this Agreement and to not in any way limit or amplify the terms and provisions hereof.

20. Governing Law.  This Agreement and the exhibits attached hereto have been negotiated and executed in the State of California and shall be governed and construed under the laws of the State of California, without regard to any conflicts of laws principles.

21. Invalidity of Provision.  If any provision of this Agreement as applied to either party or to any circumstance shall be adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Agreement, the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of the Agreement as a whole.

22. Amendments.  No addition to or modification of any provision contained in the Agreement shall be effective unless fully set forth in writing by both Buyer and Seller.

23. Counterparts.  This Agreement shall be executed in, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.
No Representation by Seller.  As of Close of Escrow, Buyer acknowledges that he has inspected, or has had the opportunity to inspect, the Property and observe its physical characteristics and conditions, and hereby waives any and all objections to the physical characteristics and conditions except as otherwise recited herein. Buyer acknowledges that neither Seller nor any of its employees, agents, or representatives has made any representations, warranties or covenants by or on behalf of Seller as to any matters concerning the Property, the present or future usage of the Property, or the suitability of the Property for Buyer's Intended use, except as contained in this Agreement.

24. Seller's Authority.  Seller hereby represents and warrants to Buyer that Neither the execution or delivery of this Agreement, the incurrence of the obligations herein set forth, the consummation of the transactions herein contemplated, nor the compliance with the terms of this Agreement will conflict with, or result in a breach of, any of the terms, conditions, or provisions of, or constitute a default under, its partnership agreement or any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Seller is a party or by which Seller or any of Seller's properties may be bound. Seller further represents and warrants to Buyer that Seller is duly organized, validly existing and in good standing under the laws of the State of California and has all requisite powers and authorities to own its properties and the individuals executing this Agreement (and any documents in connection therewith) have been duly authorized by all requisite action.

25. Buyer's Authority.  Buyer hereby represents and warrants to Seller that neither the execution or delivery of this Agreement, the incurrence of the obligations herein contemplated, nor the compliance with the terms of this Agreement will conflict with, or result in a breach of, any of their terms, conditions, or provisions of, or constitute a default under, any agreement or any bond, note or other evidence of indebtedness or any contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's properties may be bound. Buyer also represents and warrants to Seller that each of his nominees, partners or entities has been duly organized and is validly existing and in good standing under the laws of the State of California and the performance of this Agreement has been duly authorized by all requisite action and the individuals executing this Agreement or any other documents necessary to consummate this transaction on behalf of Buyer or his nominees and to execute, all other documents and perform all other acts as may be necessary in connection with the performance of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"Buyer" By:JianpingPan,KawanaHoldings LLC Or Nominee ___________________________ BY:Authorized Representative _____________________________ Date
"Seller"

TAHOE STATELINE VENTURE, LLC, a California limited liability company

BY: OWENS REALTY MORTGAGE, INC., a Maryland corporation
ITS: Manager

        BY: OWENS FINANCIAL GROUP, INC., a California corporation
        ITS: Manager

___________________________
BY: William E. Dutra, Executive Vice President

_____________________________
Date

Exhibit A

APN 029-067-25
APN 029-067-26
APN 029-067-24
APN 029-062-24
APN 029-067-27
APN 029-062-12
APN 029-060-02
APN 029-062-03
PARCEL Y
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
APN 029-061-08
APN 029-061-10
APN 029-061-15
APN 029-061-02
PARCEL W
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
PARCEL X
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
COMMON AREA
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
POPLAR STREET
PARCEL Z
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
APN 029-062-22
APN 029-062-20
APN 029-062-06
APN 029-062-18
APN 029-061-12
APN 029-061-14
APN 029-061-13
APN 029-061-01
APN 029-061-11
COMMON AREA
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
UPPER LEVEL
LEGEND:
PARCEL LINE
PUBLIC ACCESS EASEMENT
SCALE IN FEET
0 15 30 60

CONDOMINIUM PLAN
(SUBDIVISION OF STRUCTURES)
for
TAHOE STATELINE VENTURE, LLC
P.O. BOX 2400
WALNUT CREEK, CA. 94595

A PORTION OF THE NORTHWEST ONE QUARTER
SECTION 27, T.13N., R.18E., M.D.B.& M.

CITY OF SOUTH LAKE TAHOE
JUNE 2016 COUNTY OF EL DORADO, CALIFORNIA SHEET 3 OF 4

APN 029-067-25
APN 029-067-26
APN 029-067-24
APN 029-062-24
APN 029-067-27
APN 029-062-12
APN 029-062-20
APN 029-062-06
APN 029-062-18
APN 029-060-02
APN 029-062-03
APN 029-062-14
APN 029-062-02
APN 029-061-09
PARCEL D
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
POPLAR STREET
APN 029-061-03
APN 29-062-22
TAHOE STATELINE
APN 029-062-22
APN 029-061-15
APN 029-061-10
APN 029-061-02
APN 029-061-14
APN 029-061-13
APN 029-061-12
APN 029-061-11
APN 029-061-01
COMMON AREA
TAHOE STATELINE
VENTURE CA LLC
XXXX S.F.
(XXXX ACRES)
SCALE IN FEET
0
15
30
60

LEGEND:

PARCEL LINE

PUBLIC ACCESS EASEMENT

GARAGE LEVEL

CONDOMINIUM PLAN
(SUBDIVISION OF STRUCTURES)
for
TAHOE STATELINE VENTURE, LLC
P.O. BOX 2400
WALNUT CREEK, CA. 94595

A PORTION OF THE NORTHWEST ONE QUARTER
SECTION 27, T.13N., R.18E., M.D.B.& M.

CITY OF SOUTH LAKE TAHOE
JUNE 2016 *COUNTY OF EL DORADO, CALIFORNIA* *SHEET 3 OF 4*